Exhibit 3.41

	State of California Kevin Shelley Secretary of State	File # 200419110160
LIMITED LIABILITY COMPANY ARTICLES OF ORGANIZATION NOTE: A limited liability company is not permitted to render professional services. A $70.00 filing fee must accompany this form.
IMPORTANT – Read Instructions before completing this form.		This Space For Filing Use Only

1.	NAME OF THE LIMITED LIABILITY COMPANY (END THE NAME WITH THE WORDS “LIMITED LIABILITY COMPANY,” “LTD. LIABILITY CO.,” OR THE ABBREVIATIONS “LLC” OR “L.L.C.”) Shea Proctor Valley, LLC

2.	THE PURPOSE OF THE LIMITED LIABILITY COMPANY IS TO ENGAGE IN ANY LAWFUL ACT OR ACTIVITY FOR WHICH A LIMITED LIABILITY COMPANY MAY BE ORGANIZED UNDER THE BEVERLY-KILLEA LIMITED LIABILITY COMPANY ACT.

INITIAL AGENT FOR SERVICE OF PROCESS - If the agent is an individual, the agent must reside in California and both Items 3 and 4 must be completed. If the agent is a corporation, the agent must have on file with the California Secretary of State a certificate pursuant to Corporations Code section 1505 and Item 3 must be completed (leave Item a blank).

3.	NAME OF THE INITIAL AGENT FOR SERVICE OF PROCESS Scott C. Smith, Esq.

4.	IF AN INDIVIDUAL, THE ADDRESS OF THE INITIAL AGENT FOR SERVICE OF PROCESS IN CALIFORNIA ADDRESS c/o Bingham McCutchen LLP, Three Embarcadero Center, Suite 1800

	CITY San Francisco	STATE CA ZIP CODE 94111

5.	THE LIMITED LIABILITY COMPANY WILL BE MANAGED BY: (CHECK ONLY ONE) ☑ ONE MANAGER ☐ MORE THAN ONE MANAGER ☐ ALL LIMITED LIABILITY COMPANY MEMBER(S)

6.	ADDITIONAL INFORMATION SET FORTH ON THE ATTACHED PAGES, IF ANY, IS INCORPORATED HEREIN BY THIS REFERENCE AND MADE A PART OF THIS CERTIFICATE.

7.	TYPE OF BUSINESS OF THE LIMITED LIABILITY COMPANY (FOR INFORMATIONAL PURPOSES ONLY) Ownership of interest in joint venture and development of real property.

8.	I DECLARE I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

	SIGNATURE OF ORGANIZER Scott C. Smith, Esq. TYPE OR PRINT NAME OF ORGANIZER	7/8/04 DATE

9.	RETURN TO:
	NAME	Liz Tu
	FIRM	Bingham Mc Cutchen LLP
	ADDRESS	Three Embarcadero Center, Suite 1800
	CITY/STATE	San Francisco, CA
	ZIP CODE	94111	RBD

LLC-1 (REV 06/2004)			APPROVED BY SECRETARY OF STATE

State of California Kevin Shelley Secretary of State	L 42	EC This Space For Filing Use Only
STATEMENT OF INFORMATION (Limited Liability Company)
Filing Fee $20.00. If amendment, see instructions.
IMPORTANT — READ INSTRUCTIONS BEFORE COMPLETING THIS FORM
1. LIMITED LIABILITY COMPANY NAME (Please do not alter if name is preprinted.) Shea Proctor Valley, LLC

FILE NUMBER AND STATE OR PLACE OF ORGANIZATION
2. SECRETARY OF STATE FILE NUMBER	3. STATE OR PLACE OF ORGANIZATION

200419110160	California

COMPLETE ADDRESSES FOR THE FOLLOWING (Do not abbreviate the name of the city. Items 4 and 5 cannot be P. O. Boxes)

4. STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE	CITY AND STATE ZIP CODE

10721 Treena Street, Suite 100	San Diego, CA 92131

5. CALIFORNIA OFFICE WHERE RECORDS ARE MAINTAINED (DOMESTIC ONLY) 655 Brea Canyon Road	CITY STATE ZIP CODE Walnut CA 91789

NAME AND COMPLETE ADDRESS OF THE CHIEF EXECUTIVE OFFICER, IF ANY

6. NAME	ADDRESS	CITY AND STATE	ZIP CODE
NAME AND COMPLETE ADDRESS OF ANY MANAGER OR MANAGERS, OR IF NONE HAVE BEEN APPOINTED OR ELECTED, PROVIDE THE NAME AND ADDRESS OF EACH MEMBER (Attach additional pages, if necessary.)

7. NAME	ADDRESS	CITY AND STATE	ZIP CODE
Shea Homes Limited Partnership
	655 Brea Canyon Road,	Walnut, CA	91789

8. NAME	ADDRESS	CITY AND STATE	ZIP CODE

9. NAME	ADDRESS	CITY AND STATE	ZIP CODE

AGENT FOR SERVICE OF PROCESS (If the agent is an individual, the agent must reside in California and Item 11 must be completed with a California address. If the agent is a corporation, the agent must have on file with the California Secretary of State a certificate pursuant to Corporations Code section 1505 and Item 11 must be left blank.)
10. NAME OF AGENT FOR SERVICE OF PROCESS Max B. Johnson

11. ADDRESS OF AGENT FOR SERVICE OF PROCESS IN CALIFORNIA, IF AN INDIVIDUAL	CITY	STATE	ZIP CODE
655 Brea Canyon Road	Walnut	CA	91789

TYPE OF BUSINESS

12. DESCRIBE THE TYPE OF BUSINESS OF THE LIMITED LIABILITY COMPANY Ownership of interest in joint venture and development of real property

13. THE INFORMATION CONTAINED HEREIN IS TRUE AND CORRECT.
Max B. Johnson TYPE OR PRINT NAME OF PERSON COMPLETING THE FORM	SIGNATURE	Vice President TITLE	7/29/2004 DATE

DUE DATE:

LLC-12 (REV 06/2004)	APPROVED BY SECRETARY OF STATE